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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2004
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                Corporate Asset Backed Corporation, on behalf of
                      CABCO Trust for BellSouth Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            033-91744-03             22-3281571
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(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION NO.)


   445 Broad Hollow Road
   Suite 239
   Melville, New York                                             11747
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.       Other Events.

              This current report on Form 8-K relates to the semi-annual distribution reported to the holders of Trust Certificates issued by the CABCO Trust for BellSouth Debentures (the "Trust") relating to 6 3/4% BellSouth Telecommunications, Inc. Debentures due October 15, 2033 (the "BellSouth Debentures"), which was made on April 15, 2004.

              The Trust was created by the Trust Agreement, dated as of May 12, 1999, between Corporate Asset Backed Corporation, as depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $45,000,000 aggregate certificate principal amount of Trust Certificates for BellSouth Debentures (the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $45,000,000 principal amount of the BellSouth Debentures. BellSouth Corporation, the guarantor of the BellSouth Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-08607). You may read and copy any reports, statements and other information filed by BellSouth Corporation with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC; and
              (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the BellSouth Corporation and please refer to these periodic and current reports filed with the SEC.

Item 7.       Financial Statements, Pro-Forma Financial Information and
              Exhibits.

              (c)   EXHIBITS.

              99.1 Trustee's Distribution Report with respect to the April 15, 2004 Distribution Date for the CABCO Trust for BellSouth Debentures
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  CORPORATE ASSET BACKED CORPORATION
                  as Depositor of the CABCO Trust for BellSouth Debentures

                  By:   /s/  Robert D. Vascellaro
                      ----------------------------------------------------
                      Name:  Robert D. Vascellaro
                      Title: Vice President

Date:  April 22, 2004
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                                  EXHIBIT INDEX



Exhibit

    99.1 Trustee's Distribution Report with respect to the April 15, 2004 Distribution Date for the CABCO Trust for BellSouth Debentures